Restricted Net Assets	12 Months Ended
Dec. 31, 2013
RESTRICTED NET ASSETS [Abstract]
Restricted Net Assets
28.	RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, PRC companies can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserves. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income to be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and the VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB1,651.3 million, or 277.5% of the Group’s total consolidated net assets as of December 31, 2013. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries or the VIEs for working capital and other funding purposes (contemplating also the 2013 Transaction (Note 1), the Company may in the future require additional cash resources from the PRC subsidiaries or the VIEs due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company’s shareholders.